UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 30, 1999


                             CARRIAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       1-11961                     76-0423828
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                         Identification No.)


      1300 POST OAK BLVD., SUITE 1500, HOUSTON, TX               77056
         (Address of principal executive offices)             (Zip Code)


                                (281) 556-7400
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On March 30, 1999, Carriage Services, Inc. (the "Company"), through its wholly owned subsidiaries, acquired the operating assets and assumed the liabilities of nine cemeteries and five funeral homes ("the Acquired Businesses") from Service Corporation International, Inc. The Acquired Businesses are located in California, Florida, Georgia, Indiana, Ohio, Oregon, Tennessee, Texas and Virginia. The consideration for the acquisition consisted of cash of approximately $12.6 million. The source of the consideration was a draw on the Company's line of credit in the ordinary course of business. The consideration was determined through negotiations between the Company and representatives of Service Corporation International, Inc. In connection with this acquisition, the Company assumed customary employment and non-compete agreements with certain employees and former owners of the Acquired Businesses. The acquisition will be accounted for under the purchase method of accounting for financial reporting purposes.

   The Company is not aware of any pre-existing material relationships between
(i) the Acquired Businesses, Service Corporation International, Inc. or any if its affiliates, directors and officers, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers, on the other.

   The Company also completed the merger or acquisition of several other businesses (the "Other Acquisitions") since the filing of the Company's 1997 Form 10-K on March 30, 1998. None of the Other Acquisitions (other than ones previously filed on Form 8-K) is believed to be individually material to the results of operations or financial condition of the Company. However, the acquisition of the Acquired Businesses requires the filing of financial statements and pro forma financial information pursuant to Rules 3-05(b) and 11-01 of Regulation S-X to the extent such businesses would constitute a "significant subsidiary" under such Rules.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (A) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

       The Company believes that it is impractical to provide financial statements of the Acquired Businesses on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K is filed.

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
   (B) PRO FORMA FINANCIAL INFORMATION

       The Company believes that it is impractical on the date of this filing to provide pro forma financial information reflecting the Company's acquisition, and the Company will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K is filed.

   (C) EXHIBITS.        None

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CARRIAGE SERVICES, INC.


Dated:  April 13, 1999                By: /S/ THOMAS C. LIVENGOOD
                                          Thomas C. Livengood
                                          Executive Vice President and
                                          Chief Financial Officer

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